Exhibit (4)

                      FEDERATED TOTAL RETURN SERIES, INC.
                  FEDERATED TOTAL RETURN LIMITED DURATION FUND
                             (INSTITUTIONAL SHARES)

Number                                                  Shares
  Account No.         Alpha Code          See Reverse Side For
                                           Certain Definitions

                                   PORTFOLIO

              INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND


THIS IS TO CERTIFY THAT                        is the owner of





                                             CUSIP 31428Q 40 8


Fully Paid and Non-Assessable Shares of Common Stock of FEDERATED TOTAL RETURN LIMITED DURATION FUND (INSTITUTIONAL SHARES) Portfolio of FEDERATED TOTAL RETURN SERIES, INC. hereafter called the Company, transferable on the books of the Company by the owner in person or by duly authorized attorney upon surrender of this certificate properly endorsed.
     The shares represented hereby are issued and shall be held subject to the provisions of the Articles of Incorporation and By-Laws of the Company and all amendments thereto, all of which the holder by acceptance hereof assents.

     This Certificate is not valid unless countersigned by the Transfer Agent.

     IN WITNESS WHEREOF, the Company has caused this Certificate to be signed in its name by its proper officers and to be sealed with its seal.




Dated:         FEDERATED TOTAL RETURN SERIES, INC.
                                 Corporate Seal
                                     (1993)
                                    Maryland



/s/John W. McGonigle                       /s/ John F. Donahue
   Executive Vice President, Treasurer                Chairman
     & Secretary

                                Countersigned: Federated Shareholder  Services
Company    (Pittsburgh)
                                Transfer Agent
                                By:
                                Authorized Signature


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations;
TEN COM -                           as tenants in common    UNIF GIFT MIN ACT-
 ...Custodian...
TEN ENT -                           as tenants by the entireties (Cust)
        (Minors)
JT  TEN -                           as joint tenants with right of    under
Uniform Gifts to Minors
        survivorship and not as tenants Act.............................
        in common                   (State)

     Additional abbreviations may also be used though not in the above list.

     The Company will furnish to any stockholder, on request and without charge, a full statement of designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the stock of each class which the corporation is authorized to issue.

     For value received           hereby sell, assign, and transfer unto
                       ----------

Please insert social security or other
identifying number of assignee


-----------------------------------------------------------------------------
(Please print or typewrite name and address, including zip code, of assignee)


-----------------------------------------------------------------------------

                                                                       shares
----------------------------------------------------------------------

of common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                       ==========================================
to transfer the said shares on the books of the within named Company with full power of substitution in the premises.

Dated
     ----------------------
                              NOTICE:
                                     ------------------------------
                              The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.




              DOCUMENT DESCRIPTION - SPECIMEN STOCK CERTIFICATE



Page One

A.   The Certificate is outlined by a light purple one-half inch border.

B. The number in the upper left-hand corner and the number of shares in the upper right-hand corner are outlined by octagonal boxes.

C.   The cusip number in the middle right-hand area of the page is boxed.

D.   The Maryland corporate seal appears in the bottom middle of the page.
Page Two

     The social security or other identifying number of the assignee appears in a box in the top-third upper-left area of the page.





                                                   Exhibit (4)

                      FEDERATED TOTAL RETURN SERIES, INC.
                  FEDERATED TOTAL RETURN LIMITED DURATION FUND
                         (INSTITUTIONAL SERVICE SHARES)

Number                                                  Shares
  Account No.         Alpha Code          See Reverse Side For
                                           Certain Definitions

                                   PORTFOLIO

              INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND


THIS IS TO CERTIFY THAT                        is the owner of





                                             CUSIP 31428Q 30 9


Fully Paid and Non-Assessable Shares of Common Stock of FEDERATED TOTAL RETURN LIMITED DURATION FUND (INSTITUTIONAL SERVICE SHARES) Portfolio of FEDERATED TOTAL RETURN SERIES, INC. hereafter called the Company, transferable on the books of the Company by the owner in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

     The shares represented hereby are issued and shall be held subject to the provisions of the Articles of Incorporation and By-Laws of the Company and all amendments thereto, all of which the holder by acceptance hereof assents.

     This Certificate is not valid unless countersigned by the Transfer Agent.

     IN WITNESS WHEREOF, the Company has caused this Certificate to be signed in its name by its proper officers and to be sealed with its seal.




Dated:         FEDERATED TOTAL RETURN SERIES, INC.
                                 Corporate Seal
                                     (1993)
                                    Maryland



/s/John W. McGonigle                       /s/ John F. Donahue
   Executive Vice President, Treasurer                Chairman
     & Secretary

                                Countersigned: Federated Shareholder  Services
Company    (Pittsburgh)
                                Transfer Agent
                                By:
                                Authorized Signature


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations;
TEN COM -                           as tenants in common    UNIF GIFT MIN ACT-
 ...Custodian...
TEN ENT -                           as tenants by the entireties (Cust)
        (Minors)
JT  TEN -                           as joint tenants with right of    under
Uniform Gifts to Minors
        survivorship and not as tenants Act.............................
        in common                   (State)

     Additional abbreviations may also be used though not in the above list.

     The Company will furnish to any stockholder, on request and without charge, a full statement of designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the stock of each class which the corporation is authorized to issue.

     For value received           hereby sell, assign, and transfer unto
                       ----------

Please insert social security or other
identifying number of assignee


-----------------------------------------------------------------------------
(Please print or typewrite name and address, including zip code, of assignee)


-----------------------------------------------------------------------------

                                                                       shares
----------------------------------------------------------------------

of common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                       ==========================================
to transfer the said shares on the books of the within named Company with full power of substitution in the premises.

Dated
     ----------------------
                              NOTICE:
                                     ------------------------------
                              The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.




              DOCUMENT DESCRIPTION - SPECIMEN STOCK CERTIFICATE



Page One

A.   The Certificate is outlined by a light purple one-half inch border.
B. The number in the upper left-hand corner and the number of shares in the upper right-hand corner are outlined by octagonal boxes.

C.   The cusip number in the middle right-hand area of the page is boxed.

D.   The Maryland corporate seal appears in the bottom middle of the page.


Page Two

     The social security or other identifying number of the assignee appears in a box in the top-third upper-left area of the page.






                                                   Exhibit (4)

                      FEDERATED TOTAL RETURN SERIES, INC.
                        FEDERATED TOTAL RETURN BOND FUND
                             (INSTITUTIONAL SHARES)

Number                                                  Shares
  Account No.         Alpha Code          See Reverse Side For
                                           Certain Definitions

                                   PORTFOLIO

              INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND


THIS IS TO CERTIFY THAT                        is the owner of





                                             CUSIP 31428Q 10 1


Fully Paid and Non-Assessable Shares of Common Stock of FEDERATED TOTAL RETURN BOND FUND (INSTITUTIONAL SHARES) Portfolio of FEDERATED TOTAL RETURN SERIES, INC. hereafter called the Company, transferable on the books of the Company by the owner in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

     The shares represented hereby are issued and shall be held subject to the provisions of the Articles of Incorporation and By-Laws of the Company and all amendments thereto, all of which the holder by acceptance hereof assents.

     This Certificate is not valid unless countersigned by the Transfer Agent.

     IN WITNESS WHEREOF, the Company has caused this Certificate to be signed in its name by its proper officers and to be sealed with its seal.




Dated:         FEDERATED TOTAL RETURN SERIES, INC.
                                 Corporate Seal
                                     (1993)
                                    Maryland



/s/John W. McGonigle                       /s/ John F. Donahue
   Executive Vice President, Treasurer                Chairman
     & Secretary

                                Countersigned: Federated Shareholder  Services
Company    (Pittsburgh)
                                Transfer Agent
                                By:
                                Authorized Signature


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations;
TEN COM -                           as tenants in common    UNIF GIFT MIN ACT-
 ...Custodian...
TEN ENT -                           as tenants by the entireties (Cust)
        (Minors)
JT  TEN -                           as joint tenants with right of    under
Uniform Gifts to Minors
        survivorship and not as tenants Act.............................
        in common                   (State)

     Additional abbreviations may also be used though not in the above list.

     The Company will furnish to any stockholder, on request and without charge, a full statement of designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the stock of each class which the corporation is authorized to issue.

     For value received           hereby sell, assign, and transfer unto
                       ----------

Please insert social security or other
identifying number of assignee


-----------------------------------------------------------------------------
(Please print or typewrite name and address, including zip code, of assignee)


-----------------------------------------------------------------------------

                                                                       shares
----------------------------------------------------------------------

of common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                       ==========================================
to transfer the said shares on the books of the within named Company with full power of substitution in the premises.

Dated
     ----------------------
                              NOTICE:
                                     ------------------------------
                              The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

              DOCUMENT DESCRIPTION - SPECIMEN STOCK CERTIFICATE



Page One

A.   The Certificate is outlined by a light purple one-half inch border.

B. The number in the upper left-hand corner and the number of shares in the upper right-hand corner are outlined by octagonal boxes.

C.   The cusip number in the middle right-hand area of the page is boxed.

D.   The Maryland corporate seal appears in the bottom middle of the page.


Page Two

     The social security or other identifying number of the assignee appears in a box in the top-third upper-left area of the page.






                                                   Exhibit (4)

                      FEDERATED TOTAL RETURN SERIES, INC.
                        FEDERATED TOTAL RETURN BOND FUND
                         (INSTITUTIONAL SERVICE SHARES)
Number                                                  Shares
  Account No.         Alpha Code          See Reverse Side For
                                           Certain Definitions

                                   PORTFOLIO

              INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND


THIS IS TO CERTIFY THAT                        is the owner of





                                             CUSIP 31428Q 50 7


Fully Paid and Non-Assessable Shares of Common Stock of FEDERATED TOTAL RETURN BOND FUND (INSTITUTIONAL SERVICE SHARES) Portfolio of FEDERATED TOTAL RETURN SERIES, INC. hereafter called the Company, transferable on the books of the Company by the owner in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

     The shares represented hereby are issued and shall be held subject to the provisions of the Articles of Incorporation and By-Laws of the Company and all amendments thereto, all of which the holder by acceptance hereof assents.

     This Certificate is not valid unless countersigned by the Transfer Agent. IN WITNESS WHEREOF, the Company has caused this Certificate to be signed in its name by its proper officers and to be sealed with its seal.




Dated:         FEDERATED TOTAL RETURN SERIES, INC.
                                 Corporate Seal
                                     (1993)
                                    Maryland



/s/John W. McGonigle                       /s/ John F. Donahue
   Executive Vice President, Treasurer                Chairman
     & Secretary

                                Countersigned: Federated Shareholder  Services
Company    (Pittsburgh)
                                Transfer Agent
                                By:
                                Authorized Signature


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations;
TEN COM -                           as tenants in common    UNIF GIFT MIN ACT-
 ...Custodian...
TEN ENT -                           as tenants by the entireties (Cust)
        (Minors)
JT  TEN -                           as joint tenants with right of    under
Uniform Gifts to Minors
        survivorship and not as tenants Act.............................
        in common                   (State)

     Additional abbreviations may also be used though not in the above list.

     The Company will furnish to any stockholder, on request and without charge, a full statement of designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the stock of each class which the corporation is authorized to issue.

     For value received           hereby sell, assign, and transfer unto
                       ----------

Please insert social security or other
identifying number of assignee


-----------------------------------------------------------------------------
(Please print or typewrite name and address, including zip code, of assignee)


-----------------------------------------------------------------------------

                                                                       shares
----------------------------------------------------------------------

of common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                       ==========================================
to transfer the said shares on the books of the within named Company with full power of substitution in the premises.

Dated
     ----------------------
                              NOTICE:
                                     ------------------------------
                              The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.




              DOCUMENT DESCRIPTION - SPECIMEN STOCK CERTIFICATE



Page One

A.   The Certificate is outlined by a light purple one-half inch border.

B. The number in the upper left-hand corner and the number of shares in the upper right-hand corner are outlined by octagonal boxes.

C.   The cusip number in the middle right-hand area of the page is boxed.

D.   The Maryland corporate seal appears in the bottom middle of the page.


Page Two

     The social security or other identifying number of the assignee appears in a box in the top-third upper-left area of the page.